Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Daniel E. Needham, President/Principal Executive Officer of Morningstar Funds Trust (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 26, 2024	/s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Tracy L. Dotolo, Treasurer/Principal Financial Officer of Morningstar Funds Trust (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 26, 2024	/s/ Tracy L. Dotolo
Tracy L. Dotolo, Treasurer
(Principal Financial Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.